EXHIBIT: 3.3

Industry Canada                                      Industrie Canada


Certificate                                          Certificat
of Amendment                                         de modification

Canada Business                                      Loi canadienne sur
Corporations Act                                     les societes par actions

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OPTIMAL ROBOTICS CORP.                                           330567-8

--------------------------------------------           --------------------------------------------------

Name of corporation-Denomination de la                 Corporation number-Numero de la societe
societe

I hereby certify that the articles of the       [ ]    Je certifie que les statuts de la societe
above-named corporation were amended:                  Susmentionee ont ete modifies

a) under  section 13 of the Canada  Business    [ ]    a) en vertu de l'article 13 de la Loi  canadienne
Corporations  Act  in  accordance  with  the           sur les  societes  par  actions,  conformement
attached notice;                                       a l'avis ci-joint;

b) under section 27 of the Canada Business      [ ]    b) en vertu de l'article 27 de  la Loi canadienne
Corporations Act as set out in the                     sur  les  societes   par   actions, tel qu'il est
attached articles of amendment a series                indique dans les clauses modificatrices ci-jointes
of shares                                              designant une serie d'actions;

c) under   section   179  of  the   Canada       X     c)  en   vertu  de   l'article   179  de  la  Loi
Business  Corporations Act as set out in the           canadienne  sur les  societes  par  actions,  tel
attached articles of amendment;                        qu'il    est    indique    dans    les    clauses
                                                       modificatrices ci-jointes;

d) under   section   191  of  the   Canada      [ ]    d)  en   vertu  de   l'article   191  de  la  Loi
Business  Corporations Act as set out in the           canadienne  sur les  societes  par  actions,  tel
attached articles of reorganization;                   qu'il   est   indique   dans   les   clauses   de
                                                       reorganisation ci-jointes;




                (signed)

            Director - Directeur        June 27, 2000/le 27 juin 2000

                                            Date of Amendment - Date de modification
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   Industry Canada   Industrie Canada                          FORM 4                                 FORMULE 4
        Canada Business       Loi                      ARTICLES OF AMENDMENT                   CLAUSES MODIFICATRICES
   canadienne sur                                       (SECTION 27 OR 177)                     (ARTICLES 27 OU 177)
   Corporations Act  les   societes   par
   actions
   -------------------------------------------------------------------------- ----------------------------------------------
   1 - Name of Corporation -- Denomination de la societe                      2 - Corporation No. - No de la societe
                                                                                   330567-8
   OPTIMAL ROBOTICS CORP.

   -------------------------------------------------------------------------- ----------------------------------------------
   3 - The articles of the above-named corporation are amended as follows:     Les statuts de la societe mentionee ci-dessus
                                                                               sont modifies de la faconsuivante:


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     Item 8 of the  articles  of  continuance  attached  to the  Certificate  of
     Continuance dated October 17, 1996 be and is hereby amended by adding the following paragraph at the end of Schedule "B":

     "B. The directors may appoint one or more directors who shall hold office for a term expiring not later than the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders."
























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  --------------------------- -------------------------- ---------------------------------------------------------------------
  Date                        Signature                  Title - Titre

  2000-06-22                   (signed) Neil Wechsler                                  Director
  --------------------------- -------------------------- ---------------------------------------------------------------------
  IC 3069 (11-94) (cca 1387)                             FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINISTERE SEULEMENT
                                                         Filed - Deposee                            June 27 2000

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